Exhibit 10.21

FOURTH AMENDMENT OF OFFICE BUILDING LEASE

THIS FOURTH AMENDMENT OF OFFICE BUILDING LEASE (“Amendment”) is made this 19th day of February 2018 (“Effective Date”), by and between 255 South King Street Limited Partnership, a Washington limited partnership (“Landlord”) and Avalara, Inc., a Washington corporation (“Tenant”).

RECITALS

A. Landlord and Tenant entered into that certain Office Building Lease dated June 9, 2016, as amended by that First Amendment of Office Building Lease dated June 1, 2017, by that Second Amendment of Office Building Lease dated October 11, 2017, and by that Third Amendment of Office Building Lease dated November 29, 2017 (collectively, the “Lease”), pursuant to which Tenant leased a portion of the office building commonly known as 255 South King Street, Seattle, Washington, and as more particularly described in the Lease (“Premises”).

B. Tenant desires to utilize storage space consisting of approximately 246 square feet located on level S03, parking level 2 of the Building garage as further depicted on the attached Exhibit A-1. Landlord is willing to grant Tenant a non-exclusive, revocable license for such use on the terms and conditions set forth in this Amendment.

AMENDMENT

NOW, THEREFORE, in consideration of foregoing recitals, which are incorporated herein by reference and the mutual agreements contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Storage Space License Area. Tenant is granted a non-exclusive, revocable license to use the space consisting of approximately 246 square feet located on level S03, parking level 2 of the Building garage as further depicted on Exhibit A-1 (“Storage Space”) attached hereto and incorporated herein. Tenant’s use of the Storage Space shall be in full compliance with Landlord’s Rules and Regulations attached as Exhibit C to this Lease, in compliance with all laws, and shall be used solely to store Tenant’s property and for no other purpose without Landlord’s written consent, which may be withheld in Landlord’s sole discretion. Tenant shall at all times maintain the Storage Space in a neat and clean condition. The Storage Space will not be added to the Rentable Area of the Premises for the purposes of calculating Tenant’s Pro Rata Share, but shall be considered part of the Premises for the sole purpose of determining Tenant’s obligations to indemnify Landlord, and Tenant’s insurance requirements. In the event Tenant fails to comply with terms of this Amendment, and such noncompliance is not cured within five (5) days after Landlord provides written notice of such noncompliance to Tenant, Landlord may terminate this license immediately and require Tenant to restore, at Tenant’s sole cost, the Storage Space to its original condition. Notwithstanding any other provision herein, except for a Permitted Transfer, Tenant’s right to use the Storage Space under this license is specific to Tenant, may not be transferred or assigned to any other party either separately or together with this Lease, and shall automatically terminate upon such transfer or assignment.

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2. Storage Space Term. Tenant’s right to use the Storage Space shall commence one (1) business day after Landlord notifies Tenant that the Storage Space is ready for Tenant’s use, which Landlord estimates will occur on approximately February 15, 2018 (“Storage Commencement Date”) and continue until the expiration date of the Lease, unless terminated earlier in accordance with this Amendment.

3. Condition of Storage Space; Alterations. Tenant accepts the Storage Space “As Is with All Faults” as of the Storage Commencement Date. Tenant shall not make any additions, alterations or improvements to the Storage Space without obtaining Landlord’s prior written consent.

4. Storage Space Fee. Commencing on the Storage Commencement Date, and due on the first day of each calendar month thereafter, Tenant shall pay a monthly Storage Space license fee (“Storage Space Fee”) as follows:

Months	Rate SF/Month	Monthly Storage Space Fee
*2-12	$1.50	$369.00
13-24	$1.55	$381.30
25-36	$1.59	$391.14
37-48	$1.64	$403.44
49-60	$1.69	$415.74
61-72	$1.74	$428.04
73-84	$1.79	$440.34
85-96	$1.84	$452.64
97-108	$1.90	$467.40
109-120	$1.96	$482.16

*Month 2 is February 2018. Tenant’s obligation to pay the Storage Space Fee shall commence on the Storage Commencement Date, prorated for any partial Month.

5. Termination of License; Surrender of Storage Space. Either party may terminate the license for use of the Storage Space for any reason upon thirty (30) days’ notice to the other party; provided, if Landlord terminates the license for use of the Storage Space prior to its expiration, Landlord agrees to provide Tenant alternative storage space in the Building equivalent in size to the Storage Space. Tenant shall surrender the Storage Space in the condition Tenant is required to surrender the Premises.

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6. Access. Tenant’s use of the Storage Space is non-exclusive as to Landlord, and Landlord shall have access to the Storage Space at all times and without notice or liability to Tenant to perform, among other things, maintenance and repairs to the Building systems.

7. Brokers. Tenant warrants and represents that it has not dealt with any real estate broker or agent in connection with this Amendment and shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys’ fees) for any compensation, commission or fees claimed by any real estate broker or agent in connection with this Amendment or its negotiation by reason of any act of Tenant.

8. Miscellaneous.

(a) Except as expressly amended herein, all other terms of the Lease shall remain in full force and effect.

(b) This Amendment may be executed in two more counterparts, each which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Page Follows]

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The parties hereto have executed this Amendment as of the Effective Date.

LANDLORD			TENANT

255 South King Street Limited Partnership, a Washington limited partnership			Avalara, Inc., a Washington corporation

By:	American Life, Inc.		By:	/s/ Alesia Pinney
Its: Managing General Partner			Name: Alesia Pinney
Its: EVP & General Counsel

	By:	/s/ Gregory L. Steinhauer
Gregory L. Steinhauer, President

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STATE OF WASHINGTON )

                                                 )ss

COUNTY OF KING              )

On this 19th day of February, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Gregory L. Steinhauer, to me known to be the President of American Life, Inc., which corporation is the Managing General Partner of 255 South King Street Limited Partnership, the limited partnership that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act of and deed of said limited partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Candice Ayres
Notary Public residing at:
Seattle, WA
Candice Ayres
Notary’s Name (typed or legibly printed)
My Commission Expires:
6/19/2021

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ACKNOWLEDGMENT OF TENANT

STATE OF WASHINGTON )

                                                 )ss

COUNTY OF KING              )

On this 12th day of February, 2018, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Alesia Pinney, to me known to be the EVP & GC of Avalara, Inc., a Washington corporation, the corporation that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act of and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that she was authorized to execute the said instrument.

In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Henry H. Frantz
Notary Public residing at:
Seattle, WA
Henry H. Frantz
Notary’s Name (typed or legibly printed)
My Commission Expires:
10/24/2021

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Exhibit A-1

Storage Space

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